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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 15, 1995
                       (Date of earliest event reported)

                                ITT CORPORATION
                   (formerly known as ITT Destinations, Inc.)
               (Exact Name of Registrant as Specified in Charter)

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
              NEVADA                         1-13960                      88-0340591
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(State or Other Jurisdiction of      (Commission File Number)          (I.R.S. Employer
        Incorporation)                                               Identification Number)

  1330 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK                         10019-5490
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      (Address of Principal Executive Offices)                            (Zip Code)
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              Registrant's telephone number, including area code:
                                 (212) 258-1000

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ITEM 5.  OTHER EVENTS

     On Tuesday, December 19, 1995, ITT Corporation, a Delaware corporation ("ITT"), distributed to its shareholders of record at the close of business on such date all of the outstanding shares of common stock of the Registrant, then a wholly owned subsidiary of ITT. In such distribution, holders of common stock of ITT received one share of the Registrant's common stock for every one share of ITT common stock held.

     In addition, as part of such distribution, on Friday, December 15, 1995, the Registrant changed its name from ITT Destinations, Inc. to "ITT Corporation", and on Wednesday, December 20, 1995, ITT reincorporated in Indiana and changed its name to "ITT Industries, Inc."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

        See Exhibit Index.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ITT CORPORATION

                                          By:    /s/ WALTER F. DIEHL, JR.
                                              ------------------------------
                                                    Walter F. Diehl, Jr.
                                                     Vice President and
                                                 Associate General Counsel

Dated: December 22, 1995
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                                 EXHIBIT INDEX

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EXHIBIT NO.                       DESCRIPTION                                    LOCATION
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
     1       --   Form of Certificate of Amendment of Articles of
                  Incorporation of the Registrant in the form filed with
                  the Secretary of State of Nevada on Friday, December
                  15, 1995..............................................       Filed Herewith
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